P R O S P E C T U S                                  October 14, 1998
Retail Shares





                                 MENTOR FUNDS


                         MENTOR MONEY MARKET PORTFOLIO
                 MENTOR U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                   MENTOR TAX-EXEMPT MONEY MARKET PORTFOLIO


     The Mentor Money Market Portfolios are designed for investors who seek current income consistent with preservation of capital and maintenance of liquidity. The Portfolios are diversified investment portfolios of Mentor Funds (the "Trust").

     An investment in a Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that a Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus explains concisely what you should know before investing in a Portfolio. Please read it carefully and keep it for future reference. You can find more detailed information about the Portfolios in an October 14, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Services Company, Inc. at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.




                               ----------------
SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in a Portfolio. The following table summarizes your maximum transaction costs from an investment in Retail Shares of each of the Portfolios and expenses each Portfolio expects to incur in respect of its Retail Shares during the current fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each Portfolio over specified periods. The information presented below does not reflect any fees or charges imposed by Financial Institutions through which you may invest in the Portfolios.

                                                    MENTOR            MENTOR
                                 MENTOR        U.S. GOVERNMENT      TAX-EXEMPT
                              MONEY MARKET       MONEY MARKET      MONEY MARKET
                                PORTFOLIO         PORTFOLIO         PORTFOLIO
                             --------------   -----------------   -------------
SHAREHOLDER TRANSACTION
 EXPENSES                         None              None              None
Annual Portfolio Operating
 Expenses (as a percentage
 of average net assets)
Management Fees* .........         .18%               .18%              .21%
12b-1 Fees ...............         .38%               .38%              .33%
Other Expenses ...........         .28%               .25%              .17%
                                  ----              -----             -----
Total Fund Operating
 Expenses ................         .84%               .81%              .71%
                                  ----              -----             -----

* For purposes of determining the annual rate at which Management Fees are payable by the Portfolios, a Portfolio's assets will be considered to include the assets of certain Funds offered by Cash Resource Trust and managed by Mentor Investment Advisors, LLC. See "Management," below.


EXAMPLES

     Your investment of $1,000 in a Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                           --------   ---------   ---------   ---------
Mentor Money Market Portfolio ..........      $9         $27         $47         $104
Mentor U.S. Government
 Money Market Portfolio ................      $8         $26         $45         $100
Mentor Tax-Exempt
 Money Market Portfolio ................      $7         $23          --           --

     The table is provided to help you understand the expenses of investing in each of the Portfolios and your share of the operating expenses which each of the Portfolios expects to incur. The Examples do not represent past or future expense levels. Actual returns and expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. Because of the 12b-1 fees payable by the Portfolios, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc.


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

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Mentor Money Market Portfolio (the "Money Market Portfolio") and Mentor U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio") is to seek as high a rate of current income as Mentor Investment Advisors, LLC, the Portfolios' investment advisor ("Mentor Advisors"), believes is consistent with preservation of capital and maintenance of liquidity. The investment objective of Mentor Tax-Exempt Money Market Portfolio (the "Tax-Exempt Money Market Portfolio") is to seek as high a rate of current income exempt from federal income tax as Mentor Advisors believes is consistent with preservation of capital and maintenance of liquidity. The Portfolios seek their objectives through the investment policies described below. Because each of the Portfolios is a money market fund, it will only invest in the types of investments described below under "Selection of Investments."

     The investment objective and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees without shareholder approval. None of the Portfolios is intended to be a complete investment program, and there is no assurance a Portfolio will achieve its objective.


MENTOR MONEY MARKET PORTFOLIO

     The Money Market Portfolio will invest in a portfolio of high-quality, short-term instruments consisting of any or all of the following:

        o U.S. Government securities: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.

        o Banker's acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a domestic bank (or a foreign bank with an agency domiciled in the United States), meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

        o Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of a jurisdiction within the United States.

        o Other short-term obligations: high-quality, short-term obligations of corporate issuers.

        o Repurchase agreements: with respect to U.S. Government or agency securities.


MENTOR U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. Certain of these obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

     Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of securities owned by the Portfolio does not guarantee the net asset value of the Portfolio's shares, which the Portfolio seeks to maintain at $1.00 per share.


MENTOR TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Tax-Exempt Portfolio invests, as a fundamental policy, at least 80% of its net assets in Tax-Exempt Securitites (as described below). The Portfolio may invest the remainder of its assets in investments of any kind in which any of the other Portfolios may invest.

     The Portfolio will invest in the following types of Tax-Exempt Securities:
(i) municipal notes; (ii) municipal bonds; (iii) municipal securities backed by the U.S. government or any of its agencies or instrumentalities; (iv) tax-exempt commercial paper; (v) participation interests in any of the foregoing; and (vi) unrated securities or new types of tax-exempt instruments which become available in the future if Mentor Advisors determines they meet the quality standards discussed below (collectively, "Tax-Exempt Securities"). (In the case of any such new types of tax-exempt instruments, this Prospectus would be revised as may be appropriate to describe such instruments.) In connection with the purchase of Tax-Exempt Securities, the Portfolio may acquire stand-by commitments, which give the Portfolio the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the fund but are subject to the risk that the dealer may fail to meet its obligations. The Portfolio does not generally expect to pay additional consideration for stand-by commitments or to assign any value to them.

     Tax-Exempt Securities are debt obligations issued by a state (including the District of Columbia), a U.S. territory or possession, or any of their political subdivisions, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational, or medical facilitites and may also include certain types of private activity and industrial development bonds issued by public authorities to finance privately owned or operated facilities. Short-term Tax-Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance various public puposes.

     The two principal classifications of Tax-Exempt Securities are general obligation and special obligation (or revenue) securities. General obligation securitites involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Industrial development and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of a facility.

     For purposes of the Portfolio's policy to invest at least 80% of its net assets in Tax-Exempt Securities, the Portfolio will not treat obligations as Tax-Exempt Securitites for purposes of measuring compliance with such policy if they would give rise to interest income subject to federal alternative minimum tax for individuals. To the extent that the Portfolio invests in these securities, individual shareholders of the Portfolio, depending on their own tax status, may be subject to federal alternative minimum tax on the part of the Portfolio's distributions derived from these securities. In addition an investment in the Portfolio may cause corporate shareholders to be subject to (or result in an increased liability under) the alternative minimum tax because tax-exempt income is generally included in the alternative minimum taxable income of corporations.

     The ability of governmental issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on thier fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political, and demographic conditions affecting a particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The avalability of federal, state, and local aid to issuers of such securities may also affect their ability to meet their obligations. Payments of principal and interest on special obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions affecting a particular state. Any reduction in the actual or perceived ability of an issuer of Tax-Exempt Securities in a particular state to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of Tax-Exempt Securities issued by others in that state as well.

     The Portfolio may invest without limit in high quality taxable money market instruments of any type at any time when Mentor Advisors believes that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of shareholders. It is impossible to predict when, or for how long, the Portfolio will use these alternative defensive strategies.


SELECTION OF INVESTMENTS

     Each Portfolio will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities," in the case of the Money Market Portfolio, are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's and P-1 by Moody's Investors Service, Inc., and (ii) obligations rated AAA or AA by Standard & Poor's and Aaa or Aa by Moody's at the time of investment. The Portfolio will not invest in securities rated below A-1 or P-1 (or securities not so rated whose issuer does not have outstanding short-term debt obligations, of comparable priority and security, rated A-1 or P-1). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. Each of the Portfolios follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

     A Portfolio may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. Some of these securities may be supported by the right of the holders under certain circumstances to demand that a specified bank, broker-dealer, or other financial institution purchase the securities from the holders at par, or otherwise to demand on short notice, payment of unpaid principal and interest on the securities. Such securities are subject to the risk that the financial institution in question may for any reason be unwilling or unable to meet its obligation in respect of the securities, which would likely have an adverse effect on the value of the securities.

     Considerations of liquidity and preservation of capital mean that a Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, a Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Each Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in the yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Portfolios, may result in frequent changes in the investments held by the Portfolios. The Portfolios will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolios' investments will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolios. The values of a Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.


DIVERSIFICATION AND CONCENTRATION POLICIES

     Each Portfolio is a "diversified" investment company under the Investment Company Act of 1940. This means that each Portfolio may invest up to 25% of its total assets in the securities of one or more issuers, and is limited with respect to the remaining portion of its assets to investing 5% or less of its total assets in the securities of any one issuer (other than the U.S. Government). However, under the current rules governing money market funds, the Portfolios generally may not invest more than 5% of their assets in any one issuer (other than the U.S. Government).

     The Money Market Portfolio may invest without limit in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks (if it can be demonstrated that they are subject to the same regulations as U.S. banks). At times when the Portfolio has concentrated its investments in bank obligations, the values of its portfolio securities may be especially affected by factors pertaining to the issuers of such obligations.

     The Tax-Exempt Money Market Portfolio will not invest more than 25% of its total assets in any one industry. Governmental issuers of Tax-Exempt Securities are not considered part of any "industry." However, Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

     It is nonetheless possible that the Portfolio may invest more than 25% of its assets in a broader segment of the Tax-Exempt Securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Mentor Advisors determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all Tax-Exempt Securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development bonds and private activity bonds or notes.

     The Portfolio also reserves the right to invest more than 25% of its assets in securities relating to any one or more states (including the District of Columbia), U.S. territories or possessions, or any of their political subdivisions. As a result of such an investment, the performance of the Portfolio may be especially affected by factors pertaining to the economy of the relevant state and other factors specifically affecting the ability of issuers of such securities to meet their obligations. As a result, the value of the Portfolio's shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a greater number of different states.


OTHER INVESTMENT PRACTICES

     A Portfolio may also engage to a limited extent in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices.

     FOREIGN INVESTMENTS. The Money Market Portfolio may invest in obligations of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments subject the Portfolio to investment risks different from those associated with domestic investments. Such risks include adverse political and economic developments in foreign countries, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, or the adoption of other governmental restrictions which may adversely affect the payment of principal and interest on such obligations. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments. In addition, foreign securities may be less liquid than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. Special tax considerations apply to foreign investments.

     REPURCHASE AGREEMENTS. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. A Portfolio will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although Mentor Advisors will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that a Portfolio may be treated as an unsecured creditor and required to return the collateral to the other party's estate.

     SECURITIES LENDING. A Portfolio may lend portfolio securities to broker-dealers. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by a Portfolio would be made in accordance with the Portfolio's investment objective and policies described above.


DIVIDENDS

     The Trust determines the net income of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open. Each determination of a Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio. Each Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. A Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

     DAILY DIVIDENDS. Each Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of a Portfolio is accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. A Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for any calendar month will be paid on the last day of that month (or, if that day is not a business day, on the next preceding business day), except that a Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder who withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of the withdrawal. Since the net income of each Portfolio is declared as a dividend each time it is determined, the net asset value per share of each Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.

     You can choose from two distribution options: (1) automatically reinvest all distributions from a Portfolio in additional shares of that Portfolio; or
(2) receive all distributions in cash. If you wish to change your distribution option, you should contact your Financial Institution (as defined below), who will be responsible for forwarding the necessary instructions to the Trust's transfer agent, Boston Financial Data Services ("BFDS"). If you do not select an option when you open your account, all distributions will be reinvested. You will receive a statement confirming reinvestment of distributions in additional shares of a Portfolio promptly following the month in which the reinvestment occurs.


TAX INFORMATION

     FEDERAL TAXES. Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income (and gains, if any) it distributes to shareholders. Each Portfolio will distribute substantially all of its net ordinary income (and net capital gains, if any) on a current basis.

     Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from exempt-interest income (known as "exempt-interest dividends") and that are designated as such may be treated by the Portfolio's shareholders as items of interest excludable from their federal gross income. (Shareholders should consult their own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by the Portfolio or a "related person" to such a user under the Internal Revenue Code.) If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of that share will be disallowed to the extent of the amount of the exempt-interest dividend. To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit) or from gains, such dividends will be subject to federal income tax, whether they are paid in the form of cash or additional shares.

     If the Tax-Exempt Money Market Portfolio holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax liability.

     Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Early in each year the Tax-Exempt Money Market Portfolio will notify you of the amount and tax status of distributions paid to you by the Portfolio for the preceding year.

     GENERAL. The foregoing is a summary of certain federal income tax consequences of investing in the Portfolios. You should consult your tax adviser to determine the precise effect of an investment in each Portfolio on your particular tax situation.


BUYING AND SELLING SHARES OF THE PORTFOLIOS

     HOW TO BUY SHARES. The Trust offers Retail Shares of the Portfolios continuously at a price of $1.00 per share. The Trust determines the net asset value of each Portfolio twice each day, as of 12:00 noon and as of the close of regular trading on the Exchange. Retail Shares of each Portfolio are sold at net asset value through a number of selected financial institutions, such as investment dealers and banks (each, a "Financial Institution"). Your Financial Institution is responsible for forwarding any necessary information and documentation to BFDS. There is no sales charge on sales of shares, nor is any minimum investment required for any of the Portfolios.

     Because each Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. Investments which are accepted at or before 12:00 noon will be invested at the net asset value determined at that time; investments accepted after 12:00 noon will receive the net asset value determined at the close of regular trading on the Exchange. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Trust at its designated bank. When payment in Same Day Funds is available to the Trust, the Trust will accept the order to purchase shares at the net asset value next determined.

     If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to avoid any delay in redemption or transfer. Otherwise, the Trust may delay payment for shares until the purchase price of those shares has been collected which may be up to 15 calendar days after the purchase date.

     The Portfolio may refuse any order to buy shares.

     For more information on how to purchase shares of the Portfolios, contact your Financial Institution or Mentor Services Company, Inc. ("Mentor Services Company"), 901 East Byrd Street, Richmond, Virginia 23219. Mentor Services Company's telephone number is 1-800-869-6042.

     HOW TO SELL SHARES. You can redeem your Portfolio shares through your Financial Institution any day the Exchange is open, or you may redeem your shares by check. If you redeem shares through your Financial Institution, your Financial Institution is responsible for communicating your redemption request to BFDS and for forwarding any necessary information and documentation to BFDS. Redemptions will be effected at the net asset value per share of the Portfolio next determined after receipt of the redemption request in good order. The Fund must receive your properly completed purchase documentation before you may sell shares.

     SELLING SHARES THROUGH YOUR FINANCIAL INSTITUTION. You may redeem your shares through your Financial Institution. Your Financial Institution is responsible for delivering your redemption request and all necessary documentation to the Trust, and may charge you for its services (including, for example, charges relating to the wiring of funds). Your Financial Institution may accept your redemption instructions by telephone. Consult your Financial Institution.

     SELLING SHARES BY CHECK. If you would like the ability to write checks against your investment in a Portfolio, you should provide the necessary documentation to your Financial Institution and complete the signature card which you may obtain by calling your Financial Institution. When a Portfolio receives your properly completed documentation and card, you will receive checks drawn on your Portfolio account and payable through the Portfolio's designated bank. These checks may be made payable to the order of any person. You will continue to earn dividends until the check clears. When a check is presented for payment, a sufficient number of full and fractional shares of the Portfolio in your account will be redeemed to cover the amount of the check. Your Financial Institution may limit the availability of the check-writing privilege or assess certain fees in connection with the checkwriting privilege.


     Shareholders using Trust checks are subject to the Trust's designated bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, although one may be imposed in the future. Shareholders would be notified in advance of the imposition of any such charge. (In addition, if you deplete your original check supply, there may be a charge to order additional checks.) You should make sure that there are sufficient shares in your account to cover the amount of the check drawn. If there is an insufficient number of shares in the account, the check will be dishonored and returned, and no shares will be redeemed. Because dividends declared on shares held in your account and prior withdrawals may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account or close your account by writing a check. You may revoke check-writing authorization by written notice to your Financial Institution, which will be responsible for forwarding the notice to the Portfolio.

     SELLING SHARES BY MAIL. You may also sell shares of a Portfolio by sending a written withdrawal request to your Financial Institution. You must sign the withdrawal request and include a stock power with signature(s) guaranteed by a bank, broker/dealer, or certain other financial institutions.

     A Portfolio generally sends you payment for your shares the business day after your request is received in good order. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities law.

                            HOW TO EXCHANGE SHARES

     You can exchange your shares in any Portfolio for Retail Shares of any other Mentor Money Market Portfolio in the Trust at net asset value, except as described below. If you request an exchange through your Financial Institution, your Financial Institution will be responsible for forwarding the necessary documentation to BFDS. Exchange Authorization Forms are available from your Financial Institution. For federal income tax purposes, an exchange is treated as a sale of shares and may result in a capital gain or loss. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Consult your Financial Institution or Mentor Services Company before requesting an exchange.



FINANCIAL INSTITUTIONS

     Financial Institutions provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. When you effect transactions with a Portfolio (including among other things the purchase, redemption, or exchange of Portfolio shares) through a Financial Institution, the Financial Institution, and not the Portfolio, will be responsible for taking all steps, and furnishing all necessary documentation, to effect such transactions. Financial Institutions have the responsibility to deliver purchase and redemption requests to a Portfolio promptly. Some Financial Institutions may establish minimum investment requirements with respect to a Portfolio. They may also establish and charge fees and other amounts to their clients for their services. Certain privileges, such as the check writing privilege or reinvestment options, may not be available through certain Financial Institutions or they may be available only under certain conditions. If your Financial Institution holds your investment in a Portfolio in its own name, then your Financial Institution will be the shareholder of record in respect of that investment; your ability to take advantage of any investment options or services of the Portfolio will depend on whether, and to what extent, your Financial Institution is willing to take advantage of them on your behalf. FINANCIAL INSTITUTIONS, INCLUDING FIRST UNION CORP. ("FIRST UNION"), AN AFFILIATE OF MENTOR ADVISORS, MAY CHARGE FEES TO OR IMPOSE RESTRICTIONS ON YOUR SHAREHOLDER ACCOUNT. CONSULT YOUR FINANCIAL INSTITUTION FOR INFORMATION ABOUT ANY FEES OR RESTRICTIONS OR FOR FURTHER INFORMATION CONCERNING ITS SERVICES.


                                  MANAGEMENT

     The Trustees are responsible for generally overseeing the conduct of the Trust's business. Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as investment adviser to each of the Portfolios, providing investment advisory services and advising and assisting the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees. Subject to such policies as the Trustees may determine, Mentor Advisors furnishes a continuing investment program for the Portfolios and makes investment decisions on their behalf.

     Mentor Advisors has over $13 billion in assets under management and is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") and its affiliates. Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc., which is in turn a wholly owned subsidiary of First Union Corp. First Union is a leading financial services company with approximately $172 billion in assets and $12 billion in total stockholders' equity as of March 31, 1998. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Each Portfolio pays management fees to Mentor Advisors monthly at the following annual rates (based on the average daily net assets of the Portfolio): 0.22% of the first $500 million of the Portfolio's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion. For purposes of determining the annual rate at which management fees are payable by the Portfolios, a Portfolio's assets will be considered to include the assets of, in the case of the Money Market Portfolio, Cash Resource Money Market Fund; in the case of the U.S. Government Money Market Portfolio, Cash Resource U.S. Government Money Market Fund; and in the case of the Tax-Exempt Money Market Portfolio, Cash Resource Tax-Exempt Money Market Fund. Each of those Funds is managed by Mentor Advisors and is a series of shares of Cash Resource Trust.

     The Portfolios pay all expenses not assumed by Mentor Advisors, including Trustees' fees, auditing, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under their Distribution Plans. General expenses of the Trust will be charged to the assets of each Portfolio on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Portfolio (and other series of shares of the Trust) or the nature of the services performed and relative applicability to each Portfolio. Expenses directly charged or attributable to a Portfolio will be paid from the assets of that Portfolio.

     Mentor Advisors places all orders for purchases and sales of the investments of each Portfolio. In selecting broker-dealers, Mentor Advisors may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Mentor Advisors may consider sales of shares of the Portfolios (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.

     The Portfolios receive services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

     ADMINISTRATIVE SERVICES. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to each of the Portfolios at an annual rate of .02% of the Portfolio's average daily net assets.


DISTRIBUTION SERVICES

     Mentor Distributors, LLC ("Mentor Distributors"), 3435 Stelzer Road, Columbus, Ohio 43219, is the distributor of the Portfolios' shares. Mentor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc. Each Portfolio has adopted a Distribution Plan (each, a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to its Retail Shares. The purpose of the Plans is to permit each of the Portfolios to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of Retail Shares of the Portfolio, reducing redemptions, or maintaining or improving services provided to shareholders. The Plans provide for monthly payments by the Portfolios to Mentor Distributors out of the Portfolios' assets attributable to the Retail Shares, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plans for such periods as they may determine. Any material increase in amounts payable under a Plan would require shareholder approval.

     In order to compensate Financial Institutions for services provided in connection with sales of Portfolio shares and the maintenance of shareholder accounts (or, in the case of certain Financial Institutions which are banking institutions, for certain administrative and shareholder services), Mentor Distributors, Mentor Advisors, or their affiliates may make periodic payments (from any amounts received under the Plans or from their other resources) to any qualifying Financial Institution based on the average net asset value of Retail Shares for which the Financial Institution is designated as the financial institution of record. Such payments may be made at the annual rate of between 0.15% and 0.40% in the case of the Money Market Portfolio and the U.S. Government Money Market Portfolio, and between 0.15% and 0.33% in the case of the Tax-Exempt Money Market Portfolio. These payments may be suspended or modified at any time, and payments are subject to the continuation of each Portfolio's Plan and of applicable agreements between Mentor Distributors and the applicable Financial Institution. Financial Institutions receiving such payments include First Union, an affiliate of Mentor Advisors.


HOW A PORTFOLIO'S PERFORMANCE IS CALCULATED

     Yield and effective yield data of a Portfolio's Retail Shares may from time to time be included in advertisements about the Portfolios. "Yield" is calculated by dividing a Portfolio's annualized net investment income per Retail Share during a recent seven-day period by the net asset value per share on the last day of that period. "Effective yield" compounds that yield for a year and is, for that reason, greater than a Portfolio's yield. "Tax-equivalent" yield shows the affect on performance of the tax-exempt status of distributions received from the Tax-Exempt Money Market Portfolio. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Portfolio's tax-exempt yield. Quotations of yield for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information.

     All data is based on a Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, a Portfolio's operating expenses, and the class of shares purchased. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

                              GENERAL INFORMATION

     Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into eleven series of shares. Under the Agreement and Declaration of Trust, a Portfolio's shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights and privileges as the Trustees may determine. Each Portfolio's shares are currently divided into two classes, Retail Shares, which are offered by this Prospectus, and Institutional Shares. Institutional Shares are not subject to any 12b-1 fees, and may be subject to different expenses of other types. Differences in expenses between the classes will affect performance. Contact Mentor Services Company at 1-800-869-6042 for information concerning Institutional Shares of a Portfolio and your eligibility to purchase those shares. Each share has one vote, with fractional shares voting proportionally. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares of any Portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     Boston Financial Data Services, located at 2 Heritage Drive, North Quincy, MA 02171, is the transfer agent and dividend-paying agent for the Trust. BFDS engages at its own expense certain Financial Institutions, including affiliates of First Union, to perform bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts.

     If you own fewer shares of a Portfolio than a minimum amount set by the Trustees, the Trust may choose to redeem your shares and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Portfolio or of the Trust above any maximum amount set by the Trustees. There is presently no such minimum or maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     The Trust may send a single copy of shareholder reports and communications to an address where there is more than one registered shareholder with the same last name, unless a shareholder at that address requests, by calling or writing his Financial Institution or Mentor Services Company, that the Trust do otherwise.

       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

       ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE PORTFOLIO IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.








                                 MENTOR FUNDS
                             901 East Byrd Street
                              Richmond, VA 23219
                                (800) 869-6042




                         1998 MENTOR DISTRIBUTORS, LLC

        SECURITIES: NOT FDIC-INSURED/NOT BANK-GUARANTEED MAY LOSE VALUE

MK 1341

                                 MENTOR FUNDS

                                    MENTOR
                            MONEY MARKET PORTFOLIO


                             MENTOR U.S. GOVERNMENT
                             MONEY MARKET PORTFOLIO


                               MENTOR TAX-EXEMPT
                            MONEY MARKET PORTFOLIO


                            -----------------------
                                   PROSPECTUS
                                 RETAIL SHARES
                           -----------------------
                                October 14, 1998


                                     [LOGO]

                                  MENTOR FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                 (Mentor U.S. Government Money Market Portfolio
               and Mentor Money Market Portfolio--Retail Shares)

                                October 14, 1998



         This Statement of Additional Information relates to Retail Shares of the Mentor U.S. Government Money Market Portfolio and Mentor Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). Each of the Portfolios is a series of shares of beneficial interest of Mentor Funds (the "Trust"). The Portfolios were previously known as the "Mentor Institutional U.S. Government Money Market Portfolio" and "Mentor Institutional Money Market Portfolio," respectively. This Statement is not a prospectus and should be read in conjunction with the relevant prospectus. Separate statements of additional information relate to the other Portfolios comprising the Trust. A copy of any prospectus or statement of additional information can be obtained upon request made to Mentor Services Company, Inc., at P.O. Box 1357, Richmond, Virginia 23218-1357, or calling Mentor Services Company, Inc. at 1-(800) 869-6042.

                                TABLE OF CONTENTS



         CAPTION                                        PAGE
GENERAL  ..................................................
INVESTMENT RESTRICTIONS....................................
CERTAIN INVESTMENT TECHNIQUES..............................
MANAGEMENT OF THE TRUST....................................
PRINCIPAL HOLDERS OF SECURITIES............................
INVESTMENT ADVISORY AND OTHER SERVICES.....................
BROKERAGE..................................................
DETERMINATION OF NET ASSET VALUE...........................
TAX STATUS.................................................
THE DISTRIBUTOR............................................
INDEPENDENT ACCOUNTANTS....................................
CUSTODIAN..................................................
PERFORMANCE INFORMATION....................................
SHAREHOLDER LIABILITY......................................
MEMBERS OF INVESTMENT MANAGEMENT TEAMS.....................
RATINGS  ..................................................


                                GENERAL

         Mentor Funds (the "Trust") is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust.

                        INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that the Institutional Money Market Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

         2. Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         5. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         6. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

         7. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

         In addition, it is contrary to the current policy of each Portfolio, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which each Portfolio may engage, and certain of the risks they may entail.

Repurchase Agreements

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal

Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Loans of Portfolio Securities

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by a Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.
                                      -4-

                             MANAGEMENT OF THE TRUST


         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                                  POSITION HELD
     NAME AND ADDRESS              WITH A FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   ----------------------   ------------------------------------------------------
Daniel J. Ludeman*           Chairman and Trustee     Chairman and Chief Executive Officer Mentor
901 E. Byrd Street                                    Investment Group, Inc.; Managing Director of
Richmond, VA 23219                                    Wheat First Butcher Singer, Inc. Director, Wheat,
                                                      First Securities, Inc.; Chairman and Director Mentor
                                                      Income Fund, Inc., and America's Utility Fund, Inc.;
                                                      Chairman and Trustee, Cash Resource Trust, Mentor
                                                      Variable Investment Portfolios and Mentor
                                                      Institutional Trust.

Arnold H. Dreyfuss           Trustee                  Chairman, Eskimo Pie Corporation; Trustee, Cash Resource
P.O. Box 18156                                        Trust, Mentor Variable Investment Portfolios and
Richmond, Virginia 23226                              Mentor Institutional Trust; Director, Mentor Income
                                                      Fund, Inc. and America's Utility Fund, Inc.;
                                                      formerly, Chairman and Chief Executive Officer,
                                                      Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller             Trustee                  R.J. Reynolds Industries Professor of Business
Fuqua School of Business                              Administration and Former Dean of Fuqua School
Duke University                                       of Business, Duke University; Director of LADD
Durham, NC 27706                                      Furniture, Inc., Wendy's International, Inc.,
                                                      American Business Products, Inc., Dimon, Inc., and
                                                      Biogen, Inc.; Director of Nations Balanced Target
                                                      Maturity Fund, Inc., Nations Government Income
                                                      Term Trust 2003, Inc., Nations Government Income
                                                      Term Trust 2004, Inc., Hatteras Income Securities,
                                                      Inc., Nations Institutional Reserves, Nations Fund
                                                      Trust, Nations Fund, Inc., Nations Fund Portfolios,
                                                      Inc., and Nations LifeGoal Funds, Inc. Trustee,
                                                      Cash Resource Trust, Mentor Variable Investment
                                                      Portfolios and Mentor Institutional Trust; Director,
                                                      Mentor Income Fund, Inc. and America's Utility
                                                      Fund, Inc.

Louis W. Moelchert, Jr.      Trustee                  Vice President for Investments, University of
University of Richmond                                Richmond; Trustee, Cash Resource Trust, Mentor Variable
Richmond, VA 23173                                    Investment Portfolios and Mentor Institutional Trust;
                                                      Director, Mentor Income Fund, Inc. and America's
                                                      Utility Fund, Inc.

Troy A. Peery, Jr.           Trustee                  President, Heilig-Meyers Company; Trustee, Cash Resource
Heilig-Meyers Company                                 Trust, Mentor Variable Investment Portfolios and
2235 Staples Mill Road                                Mentor Institutional Trust; Director, Mentor Income
Richmond, Virginia 23230                              Fund, Inc. and America's Utility Fund, Inc.

Peter J. Quinn, Jr.*         Trustee                  Formerly, President, Mentor Distributors, Inc.;
901 E. Byrd Street                                    Managing Director, Mentor Investment Group, LLC,
Richmond, VA 23219                                    and Wheat First Butcher Singer, Inc.; formerly,
                                                      Senior Vice President/Director of Mutual Funds,
                                                      Wheat First Butcher Singer, Inc.; Trustee, Cash
                                                      Resource Trust, Mentor Variable Investment Portfolios and
                                                      Mentor Institutional Trust; Director, Mentor Income
                                                      Fund, Inc. and America's Utility Fund, Inc.

                                POSITION HELD
     NAME AND ADDRESS            WITH A FUND             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------   ---------------------   -----------------------------------------------------
Arch T. Allen, III          Trustee                 Attorney at law, Raleigh, North Carolina; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; formerly, Vice Chancellor for
                                                    Development and University Relations, University
                                                    of North Carolina at Chapel Hill.

Weston E. Edwards           Trustee                 President, Weston Edwards & Associates; Trustee
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; Founder and Chairman, The Housing
                                                    Roundtable; formerly, President, Smart Mortgage
                                                    Access, Inc.

Jerry R. Barrentine         Trustee                 President, J.R. Barretine & Associates; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; formerly, Executive Vice President and
                                                    Chief Financial Officer, Barclays/American
                                                    Mortgage Director Corporation; Managing Partner,
                                                    Barrentine Lott & Associates.

J. Garnett Nelson           Trustee                 Consultant, Mid-Atlantic Holdings, LLC; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc., America's Utility Fund,
                                                    Inc., GE Investment Funds, Inc., and Lawyers Title
                                                    Corporation; Member, Investment Advisory
                                                    Committee, Virginia Retirement System; formerly,
                                                    Senior Vice President, The Life Insurance Company
                                                    of Virginia.

Paul F. Costello            President               Managing Director, Wheat First Butcher Singer, Inc.
901 E. Byrd Street                                  and Mentor Investment Group, LLC; President,
Richmond, VA 23219                                  Cash Resource Trust, Mentor Income Fund, Inc., Mentor
                                                    Institutional Trust, Mentor Variable Investment
                                                    Portfolios and America's Utility Fund, Inc.;
                                                    Director, Mentor Perpetual Advisors, LLC

Terry L. Perkins            Treasurer               Senior Vice President, Mentor Investment Group,
901 E. Byrd Street                                  LLC; Treasurer, Mentor Institutional Trust, Cash
Richmond, VA 23219                                  Resource Trust, Mentor Variable Investment Portfolios and
                                                    Mentor Income Fund, Inc.; Treasurer and Senior
                                                    Vice President, America's Utility Fund, Inc.;
                                                    formerly, Treasurer and Comptroller, Ryland Capital
                                                    Management, Inc.

Michael Wade                Assistant Treasurer     Vice President, Mentor Investment Group, LLC
901 E. Byrd Street                                  Assistant Treasurer, Mentor Income Fund, Inc.,
Richmond, VA 23219                                  Cash Resource Trust, Mentor Institutional Trust, Mentor
                                                    Variable Investment Portfolios and America's Utility
                                                    Fund; formerly, Senior Accountant, Wheat First
                                                    Butcher Singer, Inc., Audit Senior, BDO Seidman.

                        POSITION HELD
  NAME AND ADDRESS       WITH A FUND         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------   --------------   -----------------------------------------------------
Geoffrey B. Sale       Secretary        Associate Vice President Mentor Investment Group,
901 E. Byrd Street                      LLC; Secretary, Cash Resource Trust, Mentor Institutional
Richmond, VA 23219                      Trust, Mentor Variable Investment Portfolios; Clerk,
                                        America's Utility Fund, Inc., Mentor Income Fund,
                                        Inc.


-------------
* This Trustee is deemed to be an "interested person" of a Fund as defined in the 1940 Act.


              The table below shows the fees paid to each Trustee by the Trust for the 1997 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.


                          Aggregate compensation                 Total Compensation
Trustees                      from the Trust              from all Complex Funds (28 FUNDS)
--------                  ----------------------         ----------------------------------
Daniel J. Ludeman                     0                                    --
Arnold H. Dreyfuss               $6,000                                15,200
Thomas F. Keller                 $6,000                                15,200
Louis W. Moelchert, Jr.          $6,000                                26,200
Stanley F. Pauley*               $6,000                                14,175
Troy A. Peery, Jr.               $5,500                                    --
Peter J. Quinn, Jr.              $    0                                11,000
Arch T. Allen, III+              $    0                                28,000
Weston E. Edwards+               $    0                                20,000
Jerry R. Barrentine+             $    0                                20,000
J. Barnett Nelson+               $    0

-------------
*  Resigned as Trustee effective December 22, 1997
+  Elected Trustee December 22, 1997

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                    PRINCIPAL HOLDERS OF SECURITIES

        As of June 30, 1998, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of either Portfolio as of that date except that (i) the following persons owned of record Institutional Shares of the U.S. Government Money Market Portfolio as follows:

Chase Manhattan Bank TTEE               64.05%
        EVEREN Capital Corp 401K
        Attn: Sandra Madrid
        770 Broadway 10th Fl
        New York, NY 10003-9522

Valley Childrens Hospital               7.78%
        Attn: Darrell Fischer
        1990 E. Gettysburg Ave.
        Fresno, CA 93276-0244

        and (ii) the following persons owned of record Institutional Shares of the Money Market Portfolio as follows:

WHEAT FIRST F/A/O                       10.27%
JAMES J BALZARINI &
SARA S BALZARINI JT TEN
1446 RESERVE DR
AKRON OH 44333-1095

DANIEL M TABAS                          10.24%
915 MONTGOMERY AVE 4TH FL
ROYAL PLAZA
NABERTH PA 19072-1549

CITY OF HOPEWELL                         8.83%
300 N MAIN ST
HOPEWELL VA 23860-2740

SUSSEX COUNTY                            6.91%
PO BOX 1399
SUSSEX VA 23884-0399

GREENSVILLE COUNTY                       5.78%
1750 E ATLANTIC ST RM 213
EMPORIA VA 23847-6584

DINWIDDIE COUNTY                         5.73%
PO BOX 178
DINWIDDIE VA 23841-0178

EVEREN CLEARING CORP CUST                5.65%
FBO ALIK A KURI IRA
112 FRANCIS ST
KENT OH 44240

                 INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

        Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to each Portfolio pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, Mentor Advisors manages a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. Mentor Advisors makes investment decisions for the Portfolios and places the purchase and sale orders for portfolio transactions. Mentor Advisors bears all of its expenses in connection with the performance of its services. In addition, Mentor Advisors pays the salaries of all officers and employees who are employed by it and the Trust.

        Mentor Advisors provides the Portfolios with investment officers who are authorized to execute purchases and sales of securities.
Investment decisions for the Portfolios and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in an investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of Mentor Advisors in the interest achieving the most favorable net results for the Portfolio.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to a Portfolio may be allocated in proportion to the net asset values of that Portfolio except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

         Each Management Contract is subject to annual approval (beginning in 2000) by (i) the Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mentor Advisors, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Contract is terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by Mentor Advisors. Each Management Contract terminates automatically in the event of its assignment (as defined in the 1940
Act).

                                    BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by a Portfolio will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors receives brokerage and research services and other similar services from many broker-dealers with which it places the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors for research purposes, Mentor Advisors, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

         Mentor Advisors places all orders for the purchase and sale of portfolio investments for the Portfolios and buys and sells investments for the Portfolios through a substantial number of brokers and dealers. Mentor Advisors seeks the best overall terms available for the Portfolios, except to the extent it may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Mentor Advisors may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to it an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for a Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Mentor Advisors does not currently intend to cause a Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Mentor Advisors will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, Mentor Advisors may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat") or EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions paid by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat or EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market, as the case may be.

         Under rules adopted by the SEC, neither Wheat nor EVEREN may execute transactions for a Portfolio on the floor of any national securities exchange, but either may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio. The Trust has been advised by Wheat that, on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

        The U.S. Government Money Market Portfolio paid no brokerage fees for the fiscal period ended September 30, 1997.

                    DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of a Portfolio is determined twice each day as of 12:00 noon and as of the close of regular trading (generally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The valuation of each Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, each Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by a Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of a Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, a Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of a Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of a Portfolio is declared as a dividend each time it is determined, the net asset value per share of a Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of a Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that a Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a Portfolio determined at any time is a negative amount, that Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by a Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, that Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in a Portfolio.

         Should a Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.


                                   TAX STATUS

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. As series of Massachusetts business trust, the Portfolios under present law will not be subject to any excise or income taxes in Massachusetts.


     Distributions from a Portfolio will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains dividends will be taxable as such, regardless of how long Portfolio shares are held, while other taxable distributions will be taxed as ordinary income.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of U.S. Government Securities or other regulated investment companies) of any issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of the sum of its taxable net investment income,its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To satisfy these requirements, a Portfolio may engage in investment techniques that affect the amount, timing and character of its income and distributions.


     If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

     Distributions from a Portfolio (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Net capital gain (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) of a Portfolio that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, generally taxable to individuals at a 20% rate, regardless of how long a shareholder has held the shares in the Portfolio. Some 1998 distributions of capital gains realized in 1997 may be taxable to individuals at a 28% rate.

     Each Portfolio is required to withhold 31% of all ordinary income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has underreported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Shareholders who fail to furnish their current tax identification numbers are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willfull neglect. An individual's taxpayer identification number is his or her Social Security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.



     EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Portfolio properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including capital gain dividend) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.


     Each Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Portfolio will be able to do so. A shareholder may therefore recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of that Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gian or loss if the shares were held for longer than one year. Long-term capital gain is generally taxable to individuals at a 20% rate. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local, foreign and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).



                                THE DISTRIBUTOR

         Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor of the Portfolios' shares, a subsidiary of Wheat First Butcher Singer. Mentor Distributors is acting on a best efforts basis in the continuous offering of the Trust's shares. Mentor Distributors, LLC is a wholly owned subsidiary of BISYS Fund Services, Inc.

                             INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Portfolios' independent auditors, providing audit services, tax return review, and other tax consulting services.

                                    CUSTODIAN

         The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                             PERFORMANCE INFORMATION

         The yield of each Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). A Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

        The U.S. Government Money Market Portfolio's yield and effective yield for the seven-day period ended March 31, 1998 were 5.34% and 5.48%, respectively.

         The Money Market Portfolio's yield and effective yield for the seven-day period ended March 31, 1998 were 5.39% and 5.53%, respectively.

         All data for each of the Portfolios are based on past performance and do not predict future results.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3- year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a fivepoint system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

Financial Statements

        The Independent Auditors' Report, financial highlights, and financial statements included in the U.S. Government Money Market Portfolio's Annual Report for the fiscal year ended September 30, 1997, filed electronically on December 4, 1997 (File No. 811-6550; Accession No. 0000916641-97-001148, and the
unaudited financial statements of the U.S. Government Money Market Portfolio and of the Money Market Portfolio filed electronically on July 9, 1998
(File No. 811-6550; Accession No. 0000916641-98-000790), are incorporated by reference into this Statement of Additional Information.

                 MEMBERS OF INVESTMENT MANAGEMENT TEAMS

         The following persons are investment personnel of Mentor Advisors:

Mentor Investment Advisors, LLC

Cash Management

R. Preston Nuttall, CFA -- Managing Director, Chief Investment Officer Mr. Nuttall has more than thirty years of investment management experience. Prior to Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III  -- Vice President, Portfolio Manager
Mr. White has eleven years of investment management experience. Prior to joining Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

                                RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o liquidity ratios are adequate to meet cash requirements;

         o long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o liquidity;

         o amount and quality of long-term debt;

         o trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest.

                                  MENTOR FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                   (Mentor Tax-Exempt Money Market Portfolio)


                                October 14, 1998



This Statement of Additional Information relates to Retail Shares of the Mentor Tax-Exempt Money Market Portfolio (the "Portfolio"). The Portfolio is a series of shares of beneficial interest of Mentor Funds (the "Trust"). The Portfolio was previously known as the "Mentor Institutional Tax-Exempt
Money Market Portfolio." This Statement is not a prospectus and should be read in conjunction with the relevant prospectus. Separate statements of additional information relate to the other Portfolios comprising the Trust. A copy of any prospectus or statement of additional information can be obtained upon request made to Mentor Services Company, Inc., at P.O. Box 1357, Richmond, Virginia 23218-1357, or calling Mentor Services Company, Inc. at
1-(800) 869-6042.

                                TABLE OF CONTENTS



         CAPTION                                        PAGE
GENERAL  ..................................................
INVESTMENT RESTRICTIONS....................................
CERTAIN INVESTMENT TECHNIQUES..............................
MANAGEMENT OF THE TRUST....................................
PRINCIPAL HOLDERS OF SECURITIES............................
INVESTMENT ADVISORY AND OTHER SERVICES.....................
BROKERAGE..................................................
DETERMINATION OF NET ASSET VALUE...........................
TAX STATUS.................................................
THE DISTRIBUTOR............................................
INDEPENDENT ACCOUNTANTS....................................
CUSTODIAN..................................................
PERFORMANCE INFORMATION....................................
SHAREHOLDER LIABILITY......................................
MEMBERS OF INVESTMENT MANAGEMENT TEAMS.....................
RATINGS  ..................................................


                                GENERAL

         Mentor Funds (the "Trust") is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust.

                        INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to the Portfolio without approval by the holders of a majority of the outstanding shares of the Portfolio, the Portfolio may not:


         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry;

         2. Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         5. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         6. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

         7. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

         In addition, it is contrary to the current policy of the Portfolio, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to the Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which the Portfolio may engage, and certain of the risks they may entail.

Repurchase Agreements

         The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal

Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Tax-Exempt Securities

         General description. As used in the prospectus and in this Statement the term "Tax-Exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Short-term Tax-Exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance such projects as privately operated housing facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may constitute Tax-Exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. Tax-Exempt Securities also include tax-exempt commercial paper, which are promissory notes issued by municipalities to enhance their cash flows.

         Participation interests. The Portfolio may invest in Tax-Exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-Exempt Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-

Exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-Exempt Securities. The Portfolio may also invest in Tax-Exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-Exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

         Stand-by commitments. When the Portfolio purchases Tax-Exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-Exempt Securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-Exempt Security to a third party at any time. The Portfolio expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

         Yields. The yields on Tax-Exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the Portfolio, an issue of Tax-Exempt Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Neither event will require the elimination of an investment from the Portfolio's portfolio, but Mentor Advisors will consider such an event in its determination of whether the Portfolio should continue to hold an investment in its portfolio.

         "Moral obligation" bonds. The Portfolio does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Portfolio.

         Additional risks. Securities in which the Portfolio may invest, including Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected. There is no assurance that any issuer of a Tax-Exempt Security will make full or timely payments of principal or interest or remain solvent.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of Tax-Exempt Securities for investment by the Portfolio and the value of the Portfolio's portfolio could be materially affected by such changes in law, the Trustees of the Trust would reevaluate the Portfolio's investment objectives and policies and consider changes in the structure of the Portfolio or its dissolution.


Loans of Portfolio Securities

         The Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by the Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

                             MANAGEMENT OF THE TRUST


         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


                                  POSITION HELD
     NAME AND ADDRESS              WITH A FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   ----------------------   ------------------------------------------------------
Daniel J. Ludeman*           Chairman and Trustee     Chairman and Chief Executive Officer Mentor
901 E. Byrd Street                                    Investment Group, Inc.; Managing Director of
Richmond, VA 23219                                    Wheat First Butcher Singer, Inc. Director, Wheat,
                                                      First Securities, Inc.; Chairman and Director Mentor
                                                      Income Fund, Inc., and America's Utility Fund, Inc.;
                                                      Chairman and Trustee, Cash Resource Trust, Mentor
                                                      Variable Investment Portfolios and Mentor
                                                      Institutional Trust.

Arnold H. Dreyfuss           Trustee                  Chairman, Eskimo Pie Corporation; Trustee, Cash Resource
P.O. Box 18156                                        Trust, Mentor Variable Investment Portfolios and
Richmond, Virginia 23226                              Mentor Institutional Trust; Director, Mentor Income
                                                      Fund, Inc. and America's Utility Fund, Inc.;
                                                      formerly, Chairman and Chief Executive Officer,
                                                      Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller             Trustee                  R.J. Reynolds Industries Professor of Business
Fuqua School of Business                              Administration and Former Dean of Fuqua School
Duke University                                       of Business, Duke University; Director of LADD
Durham, NC 27706                                      Furniture, Inc., Wendy's International, Inc.,
                                                      American Business Products, Inc., Dimon, Inc., and
                                                      Biogen, Inc.; Director of Nations Balanced Target
                                                      Maturity Fund, Inc., Nations Government Income
                                                      Term Trust 2003, Inc., Nations Government Income
                                                      Term Trust 2004, Inc., Hatteras Income Securities,
                                                      Inc., Nations Institutional Reserves, Nations Fund
                                                      Trust, Nations Fund, Inc., Nations Fund Portfolios,
                                                      Inc., and Nations LifeGoal Funds, Inc. Trustee,
                                                      Cash Resource Trust, Mentor Variable Investment
                                                      Portfolios and Mentor Institutional Trust; Director,
                                                      Mentor Income Fund, Inc. and America's Utility
                                                      Fund, Inc.

Louis W. Moelchert, Jr.      Trustee                  Vice President for Investments, University of
University of Richmond                                Richmond; Trustee, Cash Resource Trust, Mentor Variable
Richmond, VA 23173                                    Investment Portfolios and Mentor Institutional Trust;
                                                      Director, Mentor Income Fund, Inc. and America's
                                                      Utility Fund, Inc.

Troy A. Peery, Jr.           Trustee                  President, Heilig-Meyers Company; Trustee, Cash Resource
Heilig-Meyers Company                                 Trust, Mentor Variable Investment Portfolios and
2235 Staples Mill Road                                Mentor Institutional Trust; Director, Mentor Income
Richmond, Virginia 23230                              Fund, Inc. and America's Utility Fund, Inc.

Peter J. Quinn, Jr.*         Trustee                  Formerly, President, Mentor Distributors, Inc.;
901 E. Byrd Street                                    Managing Director, Mentor Investment Group, LLC,
Richmond, VA 23219                                    and Wheat First Butcher Singer, Inc.; formerly,
                                                      Senior Vice President/Director of Mutual Funds,
                                                      Wheat First Butcher Singer, Inc.; Trustee, Cash
                                                      Resource Trust, Mentor Variable Investment Portfolios and
                                                      Mentor Institutional Trust; Director, Mentor Income
                                                      Fund, Inc. and America's Utility Fund, Inc.

                                POSITION HELD
     NAME AND ADDRESS            WITH A FUND             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------   ---------------------   -----------------------------------------------------
Arch T. Allen, III          Trustee                 Attorney at law, Raleigh, North Carolina; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; formerly, Vice Chancellor for
                                                    Development and University Relations, University
                                                    of North Carolina at Chapel Hill.

Weston E. Edwards           Trustee                 President, Weston Edwards & Associates; Trustee
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; Founder and Chairman, The Housing
                                                    Roundtable; formerly, President, Smart Mortgage
                                                    Access, Inc.

Jerry R. Barrentine         Trustee                 President, J.R. Barretine & Associates; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc. and America's Utility
                                                    Fund, Inc.; formerly, Executive Vice President and
                                                    Chief Financial Officer, Barclays/American
                                                    Mortgage Director Corporation; Managing Partner,
                                                    Barrentine Lott & Associates.

J. Garnett Nelson           Trustee                 Consultant, Mid-Atlantic Holdings, LLC; Trustee,
c/o Cash Resource Trust                             Cash Resource Trust, Mentor Variable Investment
901 E. Byrd Street                                  Portfolios and Mentor Institutional Trust; Director,
Richmond, VA 23219                                  Mentor Income Fund, Inc., America's Utility Fund,
                                                    Inc., GE Investment Funds, Inc., and Lawyers Title
                                                    Corporation; Member, Investment Advisory
                                                    Committee, Virginia Retirement System; formerly,
                                                    Senior Vice President, The Life Insurance Company
                                                    of Virginia.

Paul F. Costello            President               Managing Director, Wheat First Butcher Singer, Inc.
901 E. Byrd Street                                  and Mentor Investment Group, LLC; President,
Richmond, VA 23219                                  Cash Resource Trust, Mentor Income Fund, Inc., Mentor
                                                    Institutional Trust, Mentor Variable Investment
                                                    Portfolios and America's Utility Fund, Inc.;
                                                    Director, Mentor Perpetual Advisors, LLC

Terry L. Perkins            Treasurer               Senior Vice President, Mentor Investment Group,
901 E. Byrd Street                                  LLC; Treasurer, Mentor Institutional Trust, Cash
Richmond, VA 23219                                  Resource Trust, Mentor Variable Investment Portfolios and
                                                    Mentor Income Fund, Inc.; Treasurer and Senior
                                                    Vice President, America's Utility Fund, Inc.;
                                                    formerly, Treasurer and Comptroller, Ryland Capital
                                                    Management, Inc.

Michael Wade                Assistant Treasurer     Vice President, Mentor Investment Group, LLC
901 E. Byrd Street                                  Assistant Treasurer, Mentor Income Fund, Inc.,
Richmond, VA 23219                                  Cash Resource Trust, Mentor Institutional Trust, Mentor
                                                    Variable Investment Portfolios and America's Utility
                                                    Fund; formerly, Senior Accountant, Wheat First
                                                    Butcher Singer, Inc., Audit Senior, BDO Seidman.

                        POSITION HELD
  NAME AND ADDRESS       WITH A FUND         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------   --------------   -----------------------------------------------------
Geoffrey B. Sale       Secretary        Associate Vice President Mentor Investment Group,
901 E. Byrd Street                      LLC; Secretary, Cash Resource Trust, Mentor Institutional
Richmond, VA 23219                      Trust, Mentor Variable Investment Portfolios; Clerk,
                                        America's Utility Fund, Inc., Mentor Income Fund,
                                        Inc.

              The table below shows the fees paid to each Trustee by the Trust for the 1997 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.



                          Aggregate compensation              Total Compensation
Trustees                      from the Trust           from all Complex Funds (28 Funds)
--------                  ----------------------      ----------------------------------
Daniel J. Ludeman                     0                                 --
Arnold H. Dreyfuss               $6,000                             15,200
Thomas F. Keller                 $6,000                             15,200
Louis W. Moelchert, Jr.          $6,000                             26,200
Stanley F. Pauley*               $6,000                             14,175
Troy A. Peery, Jr.               $5,500                                 --
Peter J. Quinn, Jr.              $    0                             11,000
Arch T. Allen, III+              $    0                             28,000
Weston E. Edwards+               $    0                             20,000
Jerry R. Barrentine+             $    0                             20,000
J. Barnett Nelson+               $    0

-------------
*  Resigned as Trustee effective December 22, 1997
+  Elected Trustee December 22, 1997

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                    PRINCIPAL HOLDERS OF SECURITIES

        As of October 14, 1998, the Portfolio had no shares outstanding.

                 INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

        Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to the Portfolio pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, Mentor Advisors manages the Portfolio's portfolio in accordance with the stated policies of the Portfolio and of the Trust. Mentor Advisors makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. Mentor Advisors bears all of its expenses in connection with the performance of its services. In addition, Mentor Advisors pays the salaries of all officers and employees who are employed by it and the Trust.

        Mentor Advisors provides the Portfolio with investment officers who are authorized to execute purchases and sales of securities.
Investment decisions for the Portfolio and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in an investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of Mentor Advisors in the interest achieving the most favorable net results for the Portfolio.

         The proceeds received by the Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Portfolio, and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolio may be allocated in proportion to the net asset values of the Portfolio except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

         The Management Contract is subject to annual approval (beginning in 2000) by (i) the Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mentor Advisors, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by Mentor Advisors. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

                                    BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by the Portfolio will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors receives brokerage and research services and other similar services from many broker-dealers with which it places the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors for research purposes, Mentor Advisors, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and its affiliates in advising various of its clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio.

         Mentor Advisors places all orders for the purchase and sale of portfolio investments for the Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers. Mentor Advisors seeks the best overall terms available for the Portfolio, except to the extent it may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Mentor Advisors may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to it an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' authority to cause the Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Mentor Advisors does not currently intend to cause the Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Mentor Advisors will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, Mentor Advisors may consider sales of shares of the Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat") or EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions paid by the Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Portfolio will in no event effect principal transactions with Wheat or EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market, as the case may be.

         Under rules adopted by the SEC, neither Wheat nor EVEREN may execute transactions for the Portfolio on the floor of any national securities exchange, but either may effect transactions for the Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Portfolio. The Trust has been advised by Wheat that, on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.


                    DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of the Portfolio is determined twice each day as of 12:00 noon and as of the close of regular trading (generally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The valuation of the Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month
(or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

         Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                   TAX STATUS

     Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. As series of Massachusetts business trust, the Portfolios under present law will not be subject to any excise or income taxes in Massachusetts.

     Distributions from a Portfolio will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains dividends will be taxable as such, regardless of how long Portfolio shares are held, while other taxable distributions will be taxed as ordinary income.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of U.S. Government Securities or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of the sum of its taxable net investment income,its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To satisfy these requirements, a Portfolio may engage in investment techniques that affect the amount, timing and character of its income and distributions.


     If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

     Distributions from a Portfolio (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Net capital gain (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) of a Portfolio that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, generally taxable to individuals at a 20% rate, regardless of how long a shareholder has held the shares in the Portfolio. Some 1998 distributions of capital gains realized in 1997 may be taxable to individuals at a 28% rate.

     Each Portfolio is required to withhold 31% of all ordinary income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has underreported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Shareholders who fail to furnish their current tax identification numbers are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willfull neglect. An individual's taxpayer identification number is his or her Social Security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.



     EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Portfolio properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including capital gain dividend) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.


     Each Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Portfolio will be able to do so. A shareholder may therefore recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of that Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gian or loss if the shares were held for longer than one year. Long-term capital gain is generally taxable to individuals at a 20% rate. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local, foreign and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).






                                THE DISTRIBUTOR

           Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor of the Portfolio's shares. Mentor Distributors is acting on a best efforts basis in the continuous offering of the Trust's shares. Mentor Distributors, LLC is a wholly owned subsidiary of BISYS Fund Services, Inc.

                            INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services.

                                    CUSTODIAN

         The custodian of the Portfolio, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                             PERFORMANCE INFORMATION

         The yield of the Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.


EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES


    The table below shows the effect of the tax status of Tax-Exempt
Securities on the effective yield received by their individual holders under the federal income tax laws in effect for 1998. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of Tax-Exempt Securities yielding from 4.0% to 8.0%.






      FEDERAL        FEDERAL    EFFECTIVE
      TAXABLE          TAX       FEDERAL
      INCOME         BRACKET      RATE
------------------ ----------- ----------
MARRIED
$       0-42,350       15.00%     15.00%
$ 42,351-102,300       28.00%     28.00%
$102,301-124,500       31.00%     31.00%
$124,501-155,950       31.00%     31.93%
$155,951-278,450       36.00%     37.08%
OVER $278,450          39.60%     40.79%
SINGLE
$       0-25,350       15.00%     15.00%
$  25,351-61,400       28.00%     28.00%
$ 61,401-124,500       31.00%     31.00%
$124,501-128,500       31.00%     31.93%
$128,101-278,450       36.00%     37.08%
OVER $278,450          39.60%     40.79%



                                                      TAX-FREE YIELD
                      4.00%      4.50%      5.00%      5.50%      6.00%      6.50%      7.00%      7.50%      8.00%
      FEDERAL      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      TAXABLE
      INCOME                                            TAXABLE EQUIVALENT YIELD
------------------ --------------------------------------------------------------------------------------------------
MARRIED
$       0-42,350       4.71%      5.29%      5.88%      6.47%      7.06%      7.65%      8.24%      8.82%      9.41%
$ 42,351-102,300       5.56%      6.25%      6.94%      7.64%      8.33%      9.03%      9.72%     10.42%     11.11%
$102,301-124,500       5.80%      6.52%      7.25%      7.97%      8.70%      9.42%     10.14%     10.87%     11.59%
$124,501-155,950       5.88%      6.61%      7.35%      8.08%      8.81%      9.55%     10.28%     11.02%     11.75%
$155,951-278,450       6.36%      7.15%      7.95%      8.74%      9.54%     10.33%     11.13%     11.92%     12.71%
OVER $278,450          6.76%      7.60%      8.44%      9.29%     10.13%     10.98%     11.82%     12.67%     13.51%
SINGLE
$       0-25,350       4.71%      5.29%      5.88%      6.47%      7.06%      7.65%      8.24%      8.82%      9.41%
$  25,351-61,400       5.56%      6.25%      6.94%      7.64%      8.33%      9.03%      9.72%     10.42%     11.11%
$ 61,401-124,500       5.80%      6.52%      7.25%      7.97%      8.70%      9.42%     10.14%     10.87%     11.59%
$124,501-128,500       5.88%      6.61%      7.35%      8.08%      8.81%      9.55%     10.28%     11.02%     11.75%
$128,101-278,450       6.36%      7.15%      7.95%      8.74%      9.54%     10.33%     11.13%     11.92%     12.71%
OVER $278,450          6.76%      7.60%      8.44%      9.29%     10.13%     10.98%     11.82%     12.67%     13.51%



-------------
Note: This table reflects the following:

1 Taxable income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $124,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the Federal tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $186,800 for married taxpayers filing a joint tax return and $124,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.

2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.


3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.

4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

     Of course, there is no assurance that the Tax-Exempt Money Market Portfolio will achieve any specific tax-exempt yield. While it is expected that the Tax-Exempt Money Market Portfolio will invest principally in obligations which pay interest exempt from federal income tax, other income received by the Tax-Exempt Money Market Portfolio may be taxable. The table does not take into account any state or local taxes payable on Tax-Exempt Money Market Portfolio distributions.





         Independent statistical agencies measure the Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3- year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time the Portfolio may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a fivepoint system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of the Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.



                 MEMBERS OF INVESTMENT MANAGEMENT TEAMS

         The following persons are investment personnel of Mentor Advisors:

Mentor Investment Advisors, LLC

Cash Management

R. Preston Nuttall, CFA -- Managing Director, Chief Investment Officer Mr. Nuttall has more than thirty years of investment management experience. Prior to Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III  -- Vice President, Portfolio Manager
Mr. White has eleven years of investment management experience. Prior to joining Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

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                                RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o liquidity ratios are adequate to meet cash requirements;

         o long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o liquidity;

         o amount and quality of long-term debt;

         o trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest.